SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  September 9, 1996

                         BALCOR EQUITY PROPERTIES-XII
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11126
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3169763
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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DeFoors Creek Apartments

In 1982, the Partnership acquired DeFoors Creek Apartments (formerly Noble Creek Apartments), Atlanta, Georgia, utilizing approximately $6,986,000 in offering proceeds. The property was acquired subject to first and second mortgage financing totaling $10,035,000.

On September 9, 1996, the Partnership contracted to sell the property for a sale price of $20,000,000 to an unaffiliated party, Lincoln Property Company Southwest, Inc. The purchaser has deposited $100,000 into an escrow account as earnest money and is obligated to deposit an additional $150,000 on or before October 2, 1996. The remainder of the sale price will be payable in cash at closing, anticipated to be November 1, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balances of the first and second mortgage loans which are expected to be approximately $6,124,000 and $2,641,000, respectively, at closing, and $200,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $150,000 for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $10,885,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS

Somerset Village Apartments

As previously reported, the Partnership has contracted to sell Somerset Village Apartments, Tempe, Arizona, to TGM Realty Corp. #5, a Delaware corporation, for a sale price of $11,100,000. The Partnership and the purchaser have agreed to extend the closing from September 16, 1996 to September 30, 1996.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of De Foors Creek Apartments, Atlanta, Georgia.

          (99) Letter Agreement relating to the sale of Somerset Village Apartments, Tempe, Arizona.

          .
     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR EQUITY PROPERTIES-XII

                         By: Balcor Partners-XII, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/  Jerry M. Ogle
                                ------------------------------------
                                   Jerry M. Ogle, Vice President
                                   and Secretary

Dated:  September 18, 1996
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